UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 21, 2008

NL Industries, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-640	13-5267260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change of Fiscal Year

On May 21, 2008, by all the requisite votes, the registrant’s shareholders adopted proposals to eliminate Article XI of the current certificate of incorporation and to amend and restate the registrant’s certificate of incorporation, all as approved by the registrant’s board of directors and described in the registrant’s proxy statement dated April 15, 2008 electronically filed under Schedule 14A with the U.S. Securities and Exchange Commission on April 15, 2008. The registrant filed the newly adopted amended and restated certificate of incorporation with the state of New Jersey on May 23, 2008, a copy of which is filed as Exhibit 3.1 to this current report.

On May 21, 2008, the registrant’s board of directors approved amended and restated by-laws for the registrant to be effective upon the acceptance by the state of New Jersey of the newly adopted amended and restated certificate of incorporation, a copy of which newly adopted amended and restated by-laws effective May 23, 2008 is filed as Exhibit 3.2 to this current report and incorporated herein by reference. As described in the proxy statement, the primary purpose of the amendment and restatement of the by-laws was to complement the newly amended and restated certificate of incorporation.  The newly amended and restated by-laws are a complete rewriting of the prior by-laws, and, therefore, it is not practical to summarize the changes from the prior by-laws.  The foregoing description of the newly amended and restated by-laws of registrant is qualified in its entirety by the amended and restated by-laws of the registrant filed as Exhibit 3.2 to this current report and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in its press release issued on May 21, 2007, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 that the registrant furnishes in this report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

	Item No.	Description

	3.1*	Amended and Restated Certificate of Incorporation of NL Industries, Inc. filed with the state of New Jersey on May 23, 2008

	3.2*	Amended and Restated By-Laws of NL Industries, Inc. as of May 23, 2008

	99.1*	Press release dated May 21, 2008 issued by NL Industries, Inc.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NL Industries, Inc.
(Registrant)

By: /s/ Gergory M. Swalwell
Date: May 23, 2008	Gregory M. Swalwell Vice President, Finance and Chief Financial Officer

Exhibit Index

Item No.	Description

3.1*	Amended and Restated Certificate of Incorporation of NL Industries, Inc. filed with the state of New Jersey on May 23, 2008.

3.2*	Amended and Restated By-Laws of NL Industries, Inc. as of May 23, 2008.

99.1*	Press release dated May 23, 2008 issued by the NL Industries, Inc.

* Filed herewith.